                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 3, 2003 (except for notes 2 and 21, as to which the date is May 9, 2003, and note 23 as to which the date is June 26, 2003), in the Registration Statement (Form S-4) and related Prospectus of TRW Automotive
Inc. dated July 1, 2003.

                                            /s/ Ernst & Young LLP

Troy, Michigan
June 26, 2003